SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 19, 2003
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                             Buckeye Partners, L.P.
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                 (Exact Name of Registrant Specified in Charter)


        Delaware                     1-9356                   23-2432497
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     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                 Number)              Identification No.)
     Incorporation)




     5002 Buckeye Road
     Emmaus, PA                                               18049
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  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
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                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

         99.1 Press Release, dated August 19, 2003 issued by Buckeye Partners, L.P.

Item 9.  Regulation FD Disclosure

         On August 19, 2003, Buckeye Partners, L.P. issued a press release announcing it had closed on the previously announced sale of $150 million of 6 3/4 percent 30-year senior unsecured notes in a Rule 144A offering.

         The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BUCKEYE PARTNERS, L.P.

                                 By: Buckeye Pipe Line Company,
                                     its General Partner


                                    By: /s/ Stephen C. Muther
                                        -------------------------------------
                                         Stephen C. Muther
                                         Senior Vice President Administration,
                                         General Counsel and Secretary



Dated: August 20, 2003





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


                                  Exhibit Index
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Exhibit
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99.1    Press Release, dated August 19, 2003, issued by Buckeye Partners, L.P.